UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 3, 2016 (October 28, 2016)

WESTMOUNTAIN GOLD, INC.
(Exact name of registrant as specified in its charter)

Colorado	000- 53028	26-1315498
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

120 E Lake St. Ste. 401 Sandpoint, ID	83864-1366
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (208) 265-1717

____________________________________________________

(Former name or former address, if changed since last report)

______________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Directors or Certain Officers

On October 28, 2016, James W. Creamer III notified WestMountain Gold, Inc. (the “Company”) of his resignation from the Company’s Board of Directors and as the Company’s Chief Financial Officer, effective immediately.  Mr. Creamer’s decision to resign did not involve any disagreement between the Company and Mr. Creamer on any matter relating to the Company’s operations, policies, or practices.  A copy of Mr. Creamer’s resignation letter is attached as an exhibit to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits

 Exhibit No.          Description

 99.1                     Resignation Letter of James W. Creamer III Dated October 28, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTMOUNTAIN GOLD, INC.

By: /s/ Gregory L. Schifrin
Date: November 3, 2016	Name: Gregory L. Schifrin
Title: Chief Financial Officer